Exhibit 99.2

Meadowbrook Insurance Group, Inc. Prices $85 Million of Unsecured Cash Convertible Senior Notes

Company Release - 03/13/2013 00:39

SOUTHFIELD, Mich., March 13, 2013 /PRNewswire/ -- Meadowbrook Insurance Group, Inc. (NYSE: MIG) ("Meadowbrook" or the "Company"), announced that it has priced and agreed to sell to initial purchasers in a private offering $85 million aggregate principal amount of its Cash Convertible Senior Notes due 2020 (the "notes"). Meadowbrook has also granted the initial purchasers of the notes an option to purchase up to an additional $15 million aggregate principal amount of the notes. The notes are being offered only to qualified institutional buyers (as defined in the Securities Act of 1933, as amended (the "Securities Act")) pursuant to Rule 144A under the Securities Act.

The notes are unsecured and bear interest at a rate of 5.00% per year, payable semiannually on March 15 and September 15 of each year, commencing on September 15, 2013. The notes will be convertible at the option of the holders into solely cash in certain circumstances and during certain periods. The notes will not be convertible into Meadowbrook common stock or any other securities under any circumstances. The notes will mature on March 15, 2020, unless earlier repurchased or converted into cash in accordance with their terms prior to such date. The conversion rate for the notes initially will be 108.8732 shares of common stock per $1,000 principal amount of notes, which is equivalent to an initial conversion price of approximately $9.18 per share of Meadowbrook common stock. The initial conversion price of the notes represents a premium of approximately 37.50% to the $6.68 per share last reported sale price of the Company's common stock on March 12, 2013. The offering of the notes is expected to close on March 18, 2013, subject to customary closing conditions.

In connection with the pricing of the notes, the Company entered into privately negotiated cash convertible note hedge transactions with one or more of the initial purchasers of the notes or their respective affiliates or other financial institutions (the "option counterparties"). The cash convertible note hedge transactions are expected to reduce the Company's exposure to potential cash payments due upon conversion of the notes in excess of the principal amount thereof. The Company also entered into privately negotiated warrant transactions with the option counterparties, which could have a dilutive effect to the extent that the price of the Company's common stock exceeds the applicable strike price of the warrants. If the initial purchasers exercise their option to purchase additional notes, the Company may increase the size of the cash convertible note hedge transactions and enter into additional warrant transactions.

In connection with establishing their initial hedge of the cash convertible note hedge and warrant transactions, the option counterparties or their affiliates expect to enter into various derivative transactions with respect to the Company's common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company's common stock or the notes at that time. In addition, the option counterparties or their affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company's common stock and/or purchasing or selling the Company's common stock or other securities of the Company in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of the notes). This activity could also cause or avoid an increase or a decrease in the market price of the Company's common stock or the notes.

Meadowbrook expects to use the net proceeds from the offering to pay the cost of the cash convertible note hedge transactions (after such cost is partially offset by the proceeds to Meadowbrook from the warrant transactions). Meadowbrook intends to use substantially all of the remainder of the net proceeds from the offering in order to make capital contributions to its insurance company subsidiaries in order to support such subsidiaries' operations and financial strength, with the balance of any proceeds to be used to repay its outstanding indebtedness.

The notes will not be registered under the Securities Act. The notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

This press release is not an offer to sell, or a solicitation of an offer to purchase, any securities of the Company. It is issued pursuant to Rule 135c under the Securities Act.

Forward Looking Statements

Certain statements made by Meadowbrook Insurance Group, Inc. in this release include information including certain statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding the intent, belief, or current expectations of management, including, but not limited to, those statements that use the words "believes," "expects," "anticipates," "estimates," or similar expressions. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, and results could differ materially from those indicated by such forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: actual loss and loss adjustment expenses exceeding our reserve estimates; a decrease in our A.M. Best rating; competitive pressures in our business; the failure of any of the loss limitation methods we employ; our geographic concentration and the business, economic, natural perils, man made perils, and regulatory conditions within our most concentrated region; our ability to appropriately price the risks we underwrite; goodwill impairment risk employed as part of our growth strategy; increased risks or reduction in the level of our underwriting commitments due to market conditions; a failure of our reinsurers to pay losses in a timely fashion, or at all; interest rate changes; continued difficult conditions in the global capital markets and the economy generally; market and credit risks affecting our investment portfolio; liquidity requirements forcing us to sell our investments; a failure to introduce new products or services to keep pace with advances in technology; the federal financial regulatory reform; our holding company structure and regulatory constraints restricting dividends or other distributions by our insurance company subsidiaries; minimum capital and surplus requirements imposed on our insurance company subsidiaries; a failure of additional capital to be available or only available on unfavorable terms; acquisitions and integration of acquired businesses resulting in operating difficulties, which may prevent us from achieving the expected benefits; our reliance upon producers, which subjects us to their credit risk; a loss of one of our core selected producers; our dependence on the continued services and performance of our senior management and other key personnel; our reliance on our information technology and telecommunications systems; efficiently managing technology initiatives and obtaining the efficiencies anticipated with technology implementation; a failure in our internal controls; the cyclical nature of the property and casualty insurance industry; severe weather conditions and other catastrophes; the effects of litigation; state regulation; and assessments imposed upon our insurance company subsidiaries to provide funds for failing insurance companies. Meadowbrook is not under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

SOURCE Meadowbrook Insurance Group, Inc.